UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

SERITAGE GROWTH PROPERTIES
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Online Go to www.envisionreports.com/SRG or scan the QR code login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Seritage Growth Properties Shareholder Meeting to be Held on May 21, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The annual report and proxy statement to shareholders are available at: www.envisionreports.com/SRG Easy Online Access View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SRG. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 11, 2020 to facilitate timely delivery.037V4C 2 N O T

Shareholder Meeting Notice Seritage Growth Properties Annual Meeting of Shareholders will be held on Thursday, May 21, 2020, 9:30 a.m. Eastern Time, virtually via the Internet at: www.meetingcenter.io/241772861. The password is SRG2020. The Board of Trustees recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. The election of Sharon Osberg and Benjamin Schall as Class II trustees, each to serve until the 2023 annual meeting of shareholders and until his or her successor is duly elected and qualified. 2. The ratification of the appointment of Deloitte Touche LLP as our independent registered public accounting firm for fiscal year 2020. 3. An advisory, non-binding resolution to approve the Companys executive compensation program for our named executive officers. 4. Any other business that may properly come before the meeting or any postponement or adjournment of the meeting. PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Heres how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.envisionreports.com/SRG. Click Cast Your Vote or Request Materials. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with Proxy Materials Seritage Growth Properties in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 11, 2020.